November 4, 2026

BNY MELLON ETF TRUST
BNY MELLON ETF TRUST II
(each, with its series, a “fund” and collectively, the “funds”)

Supplement to Current Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAI”)

Adviser Consolidation

The Bank of New York Mellon Corporation (“BNY”) intends to consolidate several of its U.S. investment firms (the “Adviser Consolidation”), effective, subject to regulatory requirements, on or about January 1, 2027 (the “Effective Date”). The following investment advisers to the funds are involved in the Adviser Consolidation:

• BNY Mellon ETF Investment Adviser, LLC (“BNY ETF Adviser”) – each fund’s primary investment adviser

• Insight North America LLC (“INA”) – a sub-adviser to certain funds

• Mellon Investments Corporation, including its Mellon and Dreyfus divisions (“MIC”) – a sub-adviser to certain funds

• Newton Investment Management North America, LLC (“NIMNA”) – a sub-adviser to certain funds (collectively, the “Involved Advisers”)

The Adviser Consolidation will be effected via corporate mergers, with the surviving consolidated firm to be named “BNY Investments Corporation.” Accordingly, the boards of the funds have approved (1) a new management agreement (“Management Agreement”) for each fund with BNY Investments Corporation; (2) the termination of the existing sub-investment advisory agreements with the Involved Advisers that serve as sub-advisers to certain funds; and (3) Newton Investment Management Limited (“NIM”) to provide advisory support to certain funds pursuant to an advisory support agreement where NIM previously served as a sub-sub investment adviser pursuant to a sub-sub-investment advisory agreement, all effective on the Effective Date. The new Management Agreement for each fund is substantially similar in all material respects to each fund’s existing management agreement, and the new advisory support agreement with NIM for applicable funds is substantially similar in all material respects to such funds’ existing sub-sub-investment advisory agreement.

It is currently anticipated that each fund's portfolio managers from the Involved Advisers who are responsible for the day-to-day management of the fund's investments will continue to manage the fund's investments as of the Effective Date as portfolio managers for BNY Investments Corporation. It is also currently anticipated that there will be no material changes to a fund's investment objective(s), strategies or policies, no reduction in the nature, quality or level of services provided to a fund, and no increase in the management fee payable by a fund as a result of the Adviser Consolidation.

The Adviser Consolidation will not involve a change in actual control or management of the Involved Advisers. Because there is no actual change in control or management of the Involved Advisers, the Adviser Consolidation does not constitute an "assignment" of the investment advisory and sub-investment advisory agreements for purposes of the Investment Company Act of 1940, as amended, and, therefore, a shareholder vote is not required.

In connection with the Adviser Consolidation for each fund, effective on the Effective Date:

1) All references to the Involved Advisers in a fund’s summary prospectus, prospectus and SAI are replaced with references to BNY Investments Corporation (BNYIC), except in instances where historical information is provided in a fund’s prospectus or SAI.

2) All references to a portfolio manager being employed by an Involved Sub-Adviser in a fund’s summary prospectus, prospectus and SAI are replaced with the portfolio manager being employed by BNY Investments Corporation (BNYIC).

3) All references to sub-investment advisory arrangements with Involved Advisers in a fund’s summary prospectus, prospectus and SAI are removed.

4) For funds that currently have a sub-sub-investment advisory arrangement with NIM, references to NIM serving as a sub-sub-investment adviser pursuant to a sub-sub-investment advisory agreement are replaced with NIM providing advisory support pursuant to an advisory support agreement in such fund’s summary prospectus, prospectus and SAI.

5) The following information replaces any contrary information in the section “Management – Investment Adviser” of each fund’s prospectus:

Effective January 1, 2027, the investment adviser for the fund is BNY Investments Corporation (BNYIC), 240 Greenwich Street, New York, New York 10286.  BNYIC manages approximately $1.2 trillion in assets.  Prior to January 1, 2027, the investment adviser for the fund was BNY Mellon ETF Investment Adviser, LLC (BNY ETF Adviser).   Effective January 1, 2027, BNYIC is the primary asset management business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.

6) In the “Portfolio Managers and Portfolio Manager Compensation” section of the SAI, references to “MIC” are replaced with references to “BNYIC – Liquidity;” references to “Mellon” are replaced by references to “BNYIC – Index;” references to “INA” are replaced with references to “BNYIC – Fixed Income;” and references to “Newton” are replaced by references to “BNYIC – Equity.”

In addition, the current proxy voting procedures adopted for each fund will remain the same following the Adviser Consolidation.

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Branding Initiative

BNY is currently engaged in a global brand strategy initiative with the aim of building a global investment brand for BNY Investments. In connection with this initiative, "BNY Mellon" is being replaced with "BNY" to align with the BNY Investments brand.

In connection with the Branding Initiative, effective on the Effective Date, the word “Mellon” is removed from the name of each fund.

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ETF-STK1126